Exhibit 10.7

Execution Version

Confidential

Amendment No. 1 to Registration Rights Agreement

This Amendment No. 1 (this “Amendment”) to the Registration Rights Agreement, dated as of June 14, 2024 (the “Agreement”), is entered into as of August 3, 2026, by and among Resideo Technologies, Inc., a Delaware corporation (the “Company”), CD&R Channel Holdings, L.P., a Cayman Islands exempted limited partnership (“CD&R Investor”), CD&R Channel Holdings II, L.P, a Cayman Islands exempted limited partnership (“CD&R Investor I”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, the Company and the CD&R Investor are parties to the Agreement, which provides, among other things, for the registration of Registrable Securities under the Securities Act for the benefit of the CD&R Investor;

WHEREAS, Section 8(c) of the Agreement provides that the Agreement may be amended with the written consent of the Company and each of the CD&R Stockholders;

WHEREAS, the parties desire to amend the Agreement to join CD&R Investor I as a CD&R Stockholder under the Agreement and to make other changes as described herein; and

WHEREAS, the Company and the CD&R Stockholders have consented to this Amendment in accordance with Section 8(c) of the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments.

(a)	The following capitalized terms in Section 1 of the Agreement are amended and restated as follows:

“CD&R Stockholders” means, collectively, the CD&R Investor, CD&R Investor I, and other Person who becomes a party to the Agreement pursuant to Section 8(d) of this Agreement.

“Permitted Rights Transferee” means, for the purposes of this Agreement, any Person to whom a CD&R Stockholder transfers shares of Preferred Stock or Common Stock in accordance with Section 4.7 of the Investment Agreement.

(b)	Section 2(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Cooperation with Shelf Takedowns. Upon receipt of prior written notice by the CD&R Stockholders that they intend to effect a Shelf Takedown, subject to Section 2(i), the Company shall use its reasonable best efforts to cooperate in such Shelf Takedown, whether or not such Shelf Takedown constitutes an Underwritten Offering, by amending or supplementing the Registration Statement or Prospectus related to such Shelf Registration Statement as may be reasonably requested by the CD&R Stockholders for so long as any CD&R Stockholders hold Registrable Securities; provided that the Company shall not be obligated to cooperate in an Underwritten Offering to be effected by means of a Block Sale if notice of such Underwritten Offering has not been delivered to the Company at least three (3) Business Days prior to the intended launch of such Block Sale.”

(c)	Section 2(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Demand Rights. After the expiration of the Lock-Up Period, in the event the Company ceases to be eligible to register Registrable Securities on Form S-3 or has failed to perform its obligations under Section 2(a) or Section 2(e), the CD&R Stockholders shall have the right to require the Company to file a registration statement under the Securities Act in respect of all or a portion of Registrable Securities owned by the CD&R Stockholders, which may, for the avoidance of doubt, include an Underwritten Offering (so long as such request covers at least $25,000,000 worth of the then current value of shares of Common Stock (including, for purposes of such determination, any shares of Common Stock issuable upon conversion of shares of Preferred Stock (including shares of Preferred Stock issued as dividends thereon as permitted under the terms of the Certificate of Designations))), by delivering to the Company a written notice stating that such right is being exercised, specifying the number of Registrable Securities owned by the CD&R Stockholders to be included in such registration, and describing the intended method of distribution thereof (each, a “Demand Request” and any registration effected pursuant thereto, a “Demand Registration”). Notwithstanding the foregoing, the Company shall not be required to file any Registration Statement pursuant to a Demand Request within 90 days after the effective date of a previous Demand Registration or any previous Registration Statement in which the holders of Registrable Securities were given piggyback rights pursuant to Section 3 in which there was no reduction in the number of Registrable Securities to be included, and in each case, in which the sale of the Registrable Securities included therein was consummated. The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Demand Registration in accordance with the intended methods of disposition by the CD&R Stockholders.”

(d)	Section 2(g) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(g) Continued Effectiveness. The Company shall use its reasonable best efforts to keep (A) any Shelf Registration Statement filed pursuant to this Agreement continuously effective and usable for the resale of the Registrable Securities covered by this Agreement until the date on which all of the Registrable Securities have been sold pursuant to such Shelf Registration Statement and (B) any Registration Statement filed pursuant to a Demand Request effective for a period of at least 360 days after the effectiveness thereof or such shorter period during which all Registrable Securities included therein shall have actually been sold (such period, the “Effective Period”); provided, however, that in the event the Company suspends, postpones or delays the filing of a Registration Statement required to be filed pursuant to this Agreement, the Effective Period shall be extended by the duration of each such applicable suspension, postponement or delay.”

(e)	Section 2 of the Agreement is hereby amended by adding the following new Section 2(l) immediately following Section 2(k):

“(l) Inclusion of After-Acquired Registrable Securities. If, at any time after the filing of a Registration Statement (including, without limitation, an Automatic Shelf Registration Statement) pursuant to this Section 2, any CD&R Stockholder acquires or otherwise becomes the holder of additional Registrable Securities that are not then covered by such Registration Statement, the Company shall, as promptly as reasonably practicable (and in any event within thirty (30) calendar days following written notice from such CD&R Stockholder identifying such additional Registrable Securities), file with the SEC a post-effective amendment, a new registration statement, or a prospectus supplement (to the extent permitted under Rule 430B under the Securities Act or otherwise), as applicable, to include such additional Registrable Securities in such Registration Statement or in a new registration statement so that all Registrable Securities held by the CD&R Stockholders are registered for resale on a continuous or delayed basis pursuant to Rule 415. The Company shall use its reasonable best efforts to cause any such post-effective amendment or new registration statement to become effective as promptly as practicable after filing and to keep such Registration Statement, as so amended or supplemented, continuously effective and usable for the resale of all Registrable Securities covered thereby in accordance with Section 2(g). For the avoidance of doubt, the obligations of the Company under this Section 2(l) are in addition to, and not in limitation of, the Company’s obligations under Section 4 of this Agreement.”

(f)	Section 3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities for its own account, including, but not limited to, pursuant to a Shelf Takedown or an Underwritten Offering (other than (w) pursuant to a registration statement Form S-4 (or similar form that relates to a transaction subject to Rule 145) or in which the Company is offering to exchange its own securities for other securities, (x) a registration pursuant to this Agreement, (y) a registration relating solely to employee benefit plans or any dividend or distribution reinvestment or similar plan, or relating to a registration relating solely to the sale of debt or convertible debt instruments or (z) a “universal” shelf registration statement on Form S-3 (provided, that for the avoidance of doubt, the foregoing clause (z) shall apply only to the filing of a “universal” shelf registration statement, but not to any Shelf Takedown or other sales of equity securities thereunder) and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give written notice at least fifteen (15) days before the anticipated filing date to the CD&R Stockholders of its intention to effect such a registration (which notice shall be held in confidence by the CD&R Stockholders until such registration is publicly disclosed) and will include in such registration all Registrable Securities held by the CD&R Stockholders with respect to which the Company has received from the CD&R Stockholder a written request for inclusion therein within ten (10) days after the date of the Company’s notice (a “Piggyback Registration”). If the CD&R Stockholder has made such a written request, it may withdraw its or any Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter(s), if any, on or before the fifth (5th) day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 3 prior to the effectiveness of such registration, whether or not the CD&R Stockholder has elected to include Registrable Securities in such registration, and, except for the obligation to pay Registration Expenses pursuant to Section 3(c), the Company will have no liability to the CD&R Stockholder in connection with such termination or withdrawal.”

(g)	Section 4(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to (i) keep such Registration Statement continuously effective during the period provided herein, (ii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and (iii) include in such Registration Statement any additional Registrable Securities acquired by the CD&R Stockholders after the initial filing of such Registration Statement, in each case as contemplated by Section 2(l); and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act in each case, until such time as all of such securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;”

(h)	Section 4(c)(iv) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(l) below cease to be true and correct,”

(i)	Clause (ii) of the second paragraph of Section 6 of the Agreement is hereby amended and restated as follows:

“(ii) expenses (other than the Company’s internal expenses) in connection with any offering pursuant to a Demand Request or Shelf Takedown begun pursuant to Section 2, the request of which has been subsequently withdrawn by the demanding CD&R Stockholder unless (x) the withdrawal is based upon (A) any fact, circumstance event, change, effect or occurrence that individually or in the aggregate with all other facts or circumstances, events, changes, effects or occurrences has a material adverse effect on the Company or (B) material adverse information concerning the Company that the Company had not publicly disclosed at least forty-eight (48) hours prior to such registration request or that the Company had not otherwise notified, in writing, the demanding CD&R Stockholder of at the time of such request or (y) the CD&R Stockholder issuing such Demand Request or requesting such Shelf Takedown, as applicable, has not withdrawn three Demand Requests relating to Underwritten Offerings of a type not covered by the foregoing clauses (ii)(x)(A) or (ii)(x)(B).”

(j)	Section 8(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

(d) Successors, Assigns and Transferees. This Agreement may not be assigned without the prior written consent of the Company. Notwithstanding the foregoing, (i) any CD&R Stockholder may assign any of its rights, interests and obligations hereunder to (a) any Affiliate of any CD&R Stockholder and (b) any Permitted Rights Transferee who acquires at least 25% of the Registrable Securities held by the CD&R Stockholders as of the date hereof, and (ii) in the event of and as a condition to any such assignment, such assignee shall agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned. The CD&R Stockholders acknowledge that no limited partner of an investment fund managed by Clayton, Dubilier & Rice, LLC or any portfolio company thereof (excluding the Company and its subsidiaries) will be deemed to be a CD&R Stockholder for purposes of this Agreement. Notwithstanding the foregoing, any notice (or Demand Request, as applicable) of a CD&R Stockholder to register Registrable Securities pursuant to a registration statement under the Securities Act pursuant to, and in accordance with, Section 2(b), Section 2(e), Section 2(l) or Section 3(a) shall be deemed to include, and the Company shall register (subject to the limitations and conditions otherwise applicable to the CD&R Stockholder), any portion of such Registrable Securities that are transferred to a Permitted Rights Transferee prior to the execution of an underwriting agreement in connection with an Underwritten Offering and the effectiveness of the registration statement, in each other case, provided that the notice (or Demand Request, as applicable) described in Section 2(b), Section 2(e), Section 2(l) or Section 3(a), as applicable, includes the identity of such Permitted Rights Transferee, the relationship (if any) of such Permitted Rights Transferee with the Company, their beneficial ownership of Common Stock, the Registrable Securities held by such Permitted Rights Transferee to be included in such registration and the intended method of distribution thereof, and any other information reasonably requested by the Company and/or the managing underwriter(s) for inclusion in the applicable Registration Statement, Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto.

2.	Miscellaneous

(a)	Full Force and Effect. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms, and all references in the Agreement to “this Agreement” shall be deemed to refer to the Agreement as amended by this Amendment.

(b)	Governing Law. Section 8(i) of the Agreement shall apply, mutatis mutandis, to this Amendment.

(c)	Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

(d)	Headings. The headings in this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Joshua Foster
Name:	Joshua Foster
Title:	Vice President, Deputy General Counsel and Assistant Secretary

CD&R CHANNEL HOLDINGS, L.P.

By:	CD&R Investment Associates XII, Ltd.
Its:	General Partner

By:	/s/ Rima Simson
Name:	Rima Simson
Title:	Vice President, Treasurer and Secretary

CD&R CHANNEL HOLDINGS II, L.P.

By:	CD&R Investment Associates XII, Ltd.
Its:	General Partner

By:	/s/ Rima Simson
Name:	Rima Simson
Title:	Vice President, Treasurer and Secretary